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                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below hereby constitutes and appoints Jonathan D. Kantor and W. James MacGinnitie and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capabilities, to sign a registration statement pursuant to Rule 462(b) relating to the Securities offered pursuant to that certain Registration Statement on Form S-3 filed with the Securities and Exchange Commission, Registration No. 333-33821 and any and all amendments thereto (including post-effective amendments) and (ii) a registration statement on Form S-3 to be filed by CNA Financial Corporation (the "Company") with respect to up to $600,000,000 of securities to be issued by the Company and/or its subsidiaries and any and all amendments thereto (including post-effective amendments and additional registration statements relating thereto pursuant to Rule 462(b), and other documents in connection therewith) to be filed with the Securities and Exchange Commission and other regulatory authorities, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in one or more counterparts.


    THIS POWER OF ATTORNEY IS MADE AS OF THIS 17th DAY OF DECEMBER, 1998.




     Signature                          Title
     --------                           -----

/s/ Laurence  A. Tisch                  Chief Executive Officer and
----------------------------            Director
     Laurence A. Tisch




/s/ W. James MacGinnitie                Senior Vice President and Chief
----------------------------            Financial Officer
     W. James MacGinnitie




/s/ Antoinette Cook Bush                Director
----------------------------
     Antoinette Cook Bush




/s/ Dennis H. Chookaszian               Director
----------------------------
     Dennis H. Chookaszian




/s/ Phillip L. Engel                    Director
----------------------------
     Phillip L. Engel



/s/ Robert P. Gwinn
----------------------------            Director
     Robert P. Gwinn
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          Signatures                    Title
          ----------                    -----


 /s/ Walter F. Mondale                  Director
----------------------------
     Walter F. Mondale




 /s/ Edward J. Noha                     Director
----------------------------
     Edward J. Noha




 /s/ Joseph Rosenberg                   Director
----------------------------
     Joseph Rosenberg




 /s/ Richard L. Thomas                  Director
----------------------------
     Richard L. Thomas




 /s/ James S. Tisch                     Director
----------------------------
     James S. Tisch




 /s/ Preston Robert Tisch               Director
----------------------------
     Preston Robert Tisch




 /s/ Marvin Zonis                       Director
----------------------------
     Marvin Zonis